Exhibit 99.1

January 18, 2013

Richfield Oil & Gas Company

15 W. South Temple, Suite 1050

Salt Lake City UT 84101

Attn: Mr. Doug Hewitt

Re:	Reserves and Engineering Evaluation
Richfield Oil & Gas Company
Year-End 2012 – SEC Pricing

EXECUTIVE SUMMARY

An evaluation was performed on eleven (11) producing (PDP) wells, eighteen (18) behind pipe (PBP) wells, eight (8) non-producing (PDNP) wells, forty-one (41) Proved Undeveloped (PUD) locations, four (4) SWD wells, and seventy-five (75) Non-Proven (Probable) locations mostly in Kansas in which Richfield Oil & Gas Company (“Richfield”) owns an interest. The remaining reserves and the future and present worth values were calculated as of December 31, 2012. The attached Exhibit “A” lists the wells, interests, and miscellaneous information related to the wells evaluated.

Information used in the evaluation was provided by Richfield and was supplemented by data gathered from public sources. The analysis was prepared and reserves were categorized using SEC guidelines. Summary results of this analysis are provided below and details are presented in referenced attachments. A summary of the projected reserves and financial values using prices determined by SEC guidelines is summarized as follows:

Proven Reserves		Est Grs Rem'g Rsvs		Est Net Rem'g Rsvs		Net Capital	Net Cashflow	NPV @ 10%
	#	Oil, MBO	Gas, MMcf	Oil, MBO	Gas, MMcf	M$	M$	M$
PDP	11	193	-	142	-	12	7,405	3,615
PBP	18	403	146	314	115	3,720	13,523	9,818
PNP	8	120	4	90	3	490	3,040	2,185
PUD	41	1,351	544	1,022	409	21,841	30,684	18,308
PROVEN TOTAL	78	2,067	694	1,568	527	26,063	54,652	33,926

Non-Proven (Prob)		Est Grs Rem'g Rsvs		Est Net Rem'g Rsvs		Net Capital	Net Cashflow	NPV @ 10%
	#	Oil, MBO	Gas, MMcf	Oil, MBO	Gas, MMcf	M$	M$	M$
Non-Prvn (Probable) BP	18	1,427	843	1,134	660	733	71,289	46,167
Non-Prvn (Probable) NP	7	144	8	106	6	773	5,405	4,156
Non-Prvn (Probable) UD	37	2,834	2,177	2,167	1,638	13,230	125,244	76,655
Non-Prvn (Probable) INJ	13	0	0	0	0	2,805	-2,805	-2,575
Probable Total	75	4,405	3,028	3,407	2,304	17,541	199,133	124,403

A summary of the projected present values at varying discount factors for each reserve category is summarized as follows:

Present Value Profile	NCF - PV0%	PV 5%	PV 10%	PV 15%	PV 20%
Proven	M$	M$	M$	M$	M$
PDP	7,404	4,893	3,615	2,873	2,393
PBP	13,523	11,443	9,818	8,495	7,392
PNP	3,040	2,536	2,185	1,921	1,711
PUD	30,684	23,657	18,308	14,149	10,862
PROVEN TOTAL	54,651	44,529	33,926	27,438	22,358

Present Value Profile	NCF - PV0%	PV 5%	PV 10%	PV 15%	PV 20%
Non-Proven (Prob)	M$	M$	M$	M$	M$
Non-Prvn (Probable) BP	71,289	56,457	46,167	38,664	32,977
Non-Prvn (Probable) NP	5,405	4,706	4,156	3,711	3,344
Non-Prvn (Probable) UD	125,244	96,011	76,655	62,812	52,403
Non-Prvn (Probable) INJ	-2,805	-2,687	-2,575	-2,468	-2,367
Prob TOTAL	199,133	154,487	124,403	102,719	86,357

One-line economic summaries (by well) of the results from the evaluation are also included in the attachments along with by-well detail economic projections and production graphs depicting projected rates.

PRICING FORECAST

The SEC prices were determined according to the SEC pricing guidelines adjusted for an effective date of December 31, 2012. The regulations state that the base prices for each product are to be calculated by using the unweighted arithmetic average of the first-day-of-the-month price for each month of the 12-month reporting period. Prices are held constant.

The natural gas price is based on the NYMEX Henry Hub postings and the oil price is based on NYMEX Cushing postings. For January 1, 2012 through December 31, 2012, the unweighted arithmetic average of the first-day-of-the-month price was $94.71 per BBl for oil and $2.757 per MMBTU for gas.

Product prices for each well were adjusted from SEC prices to reflect estimated differentials, BTU content, field losses and usage, or gathering and processing costs. For natural gas, prices are projected to be 75% of the NYMEX natural gas price (-25% differential) based on prevailing area contracts. For oil, the table below summarizes the product type and posting market, differentials, and final net price for the areas and properties evaluated.

	2012 SEC Price		Diff to NYMEX	Contract Bonus	Final Price
Property	$/BBl	Posting Type/Market	$/BBl	$/BBl	$/BBl
Perth – South Haven	94.71	OK Sweet	$ (3.66)	$ -	$ 91.05
All Other Kansas	94.71	NCRA KS Common	$ (10.16)	$ 3.90	$ 88.45
Wyoming	94.71	Wyoming Sweet	$ (9.81)	$ -	$ 84.90

EXPENSES and PRODUCTION TAXES

Well operating expenses were estimated and provided by Richfield. Expenses were held constant going forward. For non-producing (including behind pipe) and undeveloped locations, capital and operating expenses were based on analogy wells and provided by Richfield, and appear to be reasonable based on producing areas, depths, formations, and projected activity.

If a property is calculated to be uneconomic based on rate, expenses, and pricing, the rate, reserves, and expenses will show zero (“0”) in the reserves and economic results. However, in reality, many or most of these wells will continue to be produced by the operator and Richfield will realize income and expenses from the properties not captured in this evaluation.

Abandonment costs were assumed to be offset by future salvageable equipment values for the mid-continent (Kansas and Oklahoma), which is a reasonable and common assumption for the activities projected and producing wells in the mid-continent region.

Severance and ad valorem taxes were applied to all wells in the economic evaluation. Severance (production) tax rates were based on applicable current state published rates for oil and gas. Ad valorem taxes on reserves and equipment vary by county within the states and were estimated by Richfield to be $4.00/bbl of oil produced.

PROPERTIES

Mid-Continent Region

The Kansas properties are located in five fields of Central and South-Central Kansas; each are mature fields with long production histories and significant numbers of wells and formation penetrations. An evaluation was conducted on the Company’s acreage to determine volumetric in-place volumes and examine the historical production, reservoir parameters, and drainage from the producing formations – most notably the Arbuckle and Wilcox formations – in each field.

Field	County, State	Township	# PDP	# PBP/PNP	# PUD	# Prob	Primary Zone	ROG % WI
			Wells	Wells	Wells	Wells	Target	Range
Gorham	Russell, KS	13,14S-14,15W	6	16	24	45	Arbkl-Gorham	100
South Haven	Sumner, KS	35S-1W	0	1	2	3	Wilcox/Miss	100
Trapp	Russell, KS	15S-14W	1	2	4	8	Arbuckle	100
Perth	Sumner, KS	33S-1W	2	3	6	4	Wilcox/Miss	85
Koelsch	Stafford, KS	24S-14W	2	3	4	12	Arbuckle/Miss	85.5
			11	25	40	72

The reserves are mostly the result of Richfield undertaking reactivation and development of acreages located in older established Arbuckle and Wilcox fields in Central and Southern Kansas where bypassed pay has been documented and exists, and low hydrocarbon recoveries have been calculated due to historical production methods of topping into these reservoirs and only producing attic oil. Both volumetric and analogy methods were employed in volume estimates. Richfield will apply methods of drilling, completion, and production to the known existing producing formations that have shown to be successful in the targeted formations elsewhere, but have not been proven commercially viable in the areas owned by Richfield at this time.

On Richfield acreage in and around the identified fields, Richfield will re-enter existing wells and drill new wells in known Arbuckle or Wilcox formation fields and apply de-watering techniques – large stimulations of the producing formation, produce and dispose of thousands of barrels of water per day while reducing reservoir pressure and recovering significant volumes of bypassed and un-recovered oil. This method of production has been applied with significant success in several oil and gas reservoirs and fields in Kansas and Oklahoma – most significantly the Hunton and Mississippian formations in Central Oklahoma, Wilcox formation in Northwestern Oklahoma, and the Arbuckle in the Oklahoma City Field. Initial efforts to prove the dewatering process and potential in two Wilcox formation producing wells in the Perth Field have resulted in positive results although the operator has yet to optimize production operations and rates are expected to rise or exceed previously established production volumes.

Potential also exists in additional lower intervals (benches) within the Arbuckle in most of the Kansas fields. Only the uppermost portion of the Arbuckle formation was typically produced historically. Analysis of deeper penetrations and the evaluation of a limited number of lower Arbuckle interval completions indicate potential hydrocarbon accumulations. These intervals would also be included in de-watering methods and efforts in the Arbuckle. Potential exists in the future development and completions of secondary objective zones of interest (Kansas City-Lansing, Topeka formations) that are within the leases held by Richfield and are shallower than the targeted Arbuckle and Wilcox formations. Historical well information and reservoir analysis of these intervals indicate hydrocarbon accumulations to be tested. Five Mississippian formation horizontal wells are also projected and are modeled based on recent activity in Southern Kansas and Northern Oklahoma.

The Perth Field is located in Township 33S-1W of Sumner County, Kansas. Richfield has interests in Section 12 and as noted above, has two wells which have been completed in the Wilcox formation and have had successful applications of dewatering efforts, although the operator has yet to optimize production equipment, and rates are expected to rise or exceed previously established production volumes. Thirteen (13) additional Wilcox wells are planned.

The Gorham Field located in Townships 13,14S - Ranges 14,15W has the largest development potential of the Kansas properties, with eighty-five (85) well reactivations, deepenings or new drills slated on five leases located over nine sections. Over 100 MMBBls oil has been produced from the field since 1926, primarily from the Arbuckle. All of the wells are targeting Arbuckle with the secondary targets being the Topeka, Gorham Sand, and the Lansing formations. The individual projects within the Gorham Field include the Furthmeyer, Neidenthal, Gorham, and Boxberger leases.

The Trapp Field is located in Sections 26-15S-14W of Russell County, Kansas. Fourteen (14) undeveloped locations are planned to test and produce the Arbuckle formation – both new drill wells and reentry/deepenings.

The Koelsch Field Prospects are located in Sections 25 and 36 of T24S-14W in Stafford County, Kansas. Nineteen (19) wells are planned for the Arbuckle. After primary development from 1952 thru 1955, a well was drilled in 1977 and demonstrated active oil recovery almost identical to the original DST’s that were performed in the field in the 1950’s.

Six wells are planned in the South Haven Field of Sumner County, KS targeting the Mississippian and Wilcox formations.

Rocky Mountain Region

The Graham Reservoir Field is located in Township 12 North, Range 115 West, in Uinta County Wyoming, with one wellbore currently shut-in, and one drilling location.  There is also behind pipe potential in the existing wellbore.  This field is located on a southern extension of the Moxa Arch, and is immediately adjacent to four oil fields that have previously produced oil from both the Dakota and Frontier Formations. The Wasatch National Forest Well #16-15 is completed in the Dakota Formation at 15,560 feet and has additional untested interval in the Frontier Formation.  Testing and production operations for the Wasatch National Forest Well #16-15 are expected to occur in first quarter 2013.

FUTURE INCOME

Future net revenue in this report includes deductions for state production (severance) taxes. Future net income is after deducting these taxes, future capital costs, and operating expenses, but before consideration of any state and/or federal income taxes. The future net income has not been adjusted for any outstanding loans that may exist nor does it include any adjustment for cash on hand or undistributed income. The future net income has been discounted at various annual rates, including the standard ten percent (10%), to determine its “present worth.” The present worth is shown to indicate the effect of time on the value of money.

RESERVES DISCUSSION

Remaining recoverable reserves are those quantities of petroleum that are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty depending primarily on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty is conveyed by classifying reserves as Proved (highly certain) or Non-Proved (less certain).

The estimated reserves and revenues shown in this report were determined by SEC standards for Proved and Non-Proved (Probable and Possible) reserve categories. Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing for the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within reasonable time.

Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Proved Developed Producing (PDP) is assigned to wells with sufficient production history to allow material balance and decline curve analysis to be the primary methods of estimation. PDP reserves are the most reliable reserves, generally with a high degree of confidence that actually recovered quantities will equal or exceed published reserve estimates.

Proved Developed Non-Producing (PNP) reserves include reserves from zones that have been penetrated by drilling but have not produced sufficient quantities to allow material balance or decline curve analysis with a high degree of confidence. This category includes Proved Developed Behind-Pipe (PNPBP) zones and tested wells awaiting production equipment (PNP).

Proved undeveloped (PUD) oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with reasonably certainty that there is continuity of production from the existing productive formation. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled.

The Proven Undeveloped and Non-Producing wells were forecasted based on geological data presented, volumetric calculations, and analog comparisons to existing completions.

GENERAL

The reserves and values included in this report are estimates only and should not be construed as being exact quantities. The reserve estimates were performed using accepted engineering practices and were primarily based on historical rate decline analysis for existing producers, and volumetric and analogy analysis for undeveloped and non-producing projections. As additional pressure and production performance data becomes available, reserve estimates may increase or decrease in the future. The revenue from such reserves and the actual costs related may be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the prices actually received for the reserves included in this report and the costs incurred in recovering such reserves may vary from the price and cost assumptions referenced. Therefore, in all cases, estimates of reserves may increase or decrease as a result of future operations.

In evaluating the information available for this analysis, items excluded from consideration were all matters as to which legal or accounting, rather than engineering interpretation, may be controlling. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and such conclusions necessarily represent only informed professional judgments. The titles to the properties have not been examined nor has the actual degree or type of interest owned been independently confirmed. A field inspection of the properties is not usually considered necessary for the purpose of this report.

Information included in this report includes projected production and cashflow economic results by entity, one-line economic results summaries for each well, and miscellaneous individual well information. Additional information reviewed will be retained and is available for review at any time. Pinnacle Energy Services, L.L.C. can take no responsibility for the accuracy of the data used in the analysis, whether gathered from public sources or otherwise.

Pinnacle Energy Services, LLC

J.P. Dick, P.E.	Richard J. Morrow, P.E.
Petroleum Engineer	Petroleum Engineer

Disclaimer: Pinnacle Energy Services, L.L.C. nor any of its subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents, or representatives make any representation or warranty, express or implied, in connection with any of the information made available herein, including, but not limited to, the past, present or future value of the anticipated reserves, cash flows, income, costs, expense, liabilities and profits, if any, to be derived from the properties described herein. All statements, estimates, projections and implications as to future operations are based upon best judgments of Pinnacle Energy Services; however, there is no assurance that such statements, estimates, projections or implications will prove to be accurate. Accordingly, any company, or other party receiving such information will rely solely upon its own independent examination and assessment of said information. Neither Pinnacle Energy Services nor any of its subsidiaries, affiliates, officers, directors, shareholders, employees, consultants, advisors, agents, or representatives shall have any liability to any party receiving the information herein, nor to any affiliate, partner, member, officer, director, shareholder, employee, consultant, advisor, agent or representative of such party from any use of such information. The property description and other information attached hereto are for the sole, confidential use of the person to whom this copy has been made available. This evaluation and all descriptions and other information attached hereto are for information purposes only and do not constitute an evaluation of or offer to sell or a solicitation of an offer to buy any securities.

Richfield Oil & Gas Company: RESERVE REPORT DATA Exhibit A

							Capital		Prod./	WI		Net Revenue		Lease
Well	Field	Dev. Group	Location	Objective	Well Type	Date	100% Cost	WI Cost	Comp. Date	BPO	APO	BPO	APO	NRI
Current Production
Furthmyer #1	Gorham	Gorham - Furth/Neid	14S 15W Sec 22 NE NE NE	Arbuckle	PDP	1/1/2010			1/1/2010	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Hoffman #4	Trapp	Hoffman	15S 14W Sec 26 C N/2 SE SE	Arbuckle	PDP	1/1/2010			1/1/2010	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Hoffman #6	Trapp	Hoffman		SWD	Existing SWD	1/1/2010				100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Neidenthal #1	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 SE SE SW	Gorham Sand	PDP	1/1/2010			1/1/2010	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Boxberger #2 SWD	Gorham	Gorham - Boxberger		SWD	Existing SWD	4/13/2010				100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Boxberger A #3 SWD	Gorham	Gorham - Boxberger		SWD	Existing SWD	4/13/2010				100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Boxberger A #5L	Gorham	Gorham - Boxberger	13S 14W Sec 32 C NW NW	Arbuckle	PDP	4/13/2010			4/13/2010	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Furthmyer #13	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 NE SE NW	Arbuckle	PDP	7/1/2011			8/1/2011	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Furthmyer #6	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 NE NW NW	Arbuckle	PDP	7/1/2011			8/1/2011	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
HEG Whitten #12-2	Perth	Perth		Wilcox	PDP	7/1/2011			8/1/2011	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
HEG Wyckoff #12-2	Perth	Perth		Wilcox	PDP	7/1/2011			8/1/2011	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
Johnson #2 SWD	Gorham	Gorham - Boxberger		SWD	Existing SWD	7/1/2011				100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Mai E #2	Gorham	Gorham - Boxberger		Lansing	PDP	7/1/2011			7/1/2011	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Neidenthal #5	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 NW SW NE	Arbuckle	PDP	7/1/2011			8/1/2011	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
RFO Koelsch #25-1	Koelsch	Koelsch		Arbuckle	PDP	2/1/2012			3/1/2012	83.5000%	83.5000%	65.9650%	65.9650%	79.0000%
RFO Prescott 25-6	Koelsch	Koelsch		Arbuckle	PDP	5/1/2012			6/1/2012	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
Prescott #2	Koelsch	Koelsch		Arbuckle	PDP	7/30/2012			8/4/2012	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
Neidenthal #11	Gorham	Gorham - Furth/Neid			PDP	8/7/2012			9/5/2012	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%

Work Plan
Neidenthal #5	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 NW SW NE	Arbuckle	Acid job, fix tubing leak	1/1/2013	$12,000	$12,000	2/1/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
Neidenthal #9	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 SW NW NE		Plug	1/1/2013	$87,500	$87,500	2/1/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
Prescott #2	Koelsch	Koelsch	NE NW SE Sec 25 T24S R14W	Arbuckle	acid job	1/1/2013	$10,000	$8,550	2/1/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
Prescott #4 SWD	Koelsch	Koelsch	SW NE SE Sec 25 T24S R14W	SWD	Deepen & Repermit SWD	1/1/2013		$0	1/13/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
RFO Koelsch #25-1	Koelsch	Koelsch	E/2 SE SW Sec 25 T24S R14W	Arbuckle	turn on esp	1/1/2013		$0	1/10/2013	83.5000%	83.5000%	65.9650%	65.9650%	79.0000%
RFO Prescott #25-6	Koelsch	Koelsch	SE NW SE Sec 25 T24S R14W	Arbuckle	Knock out plug,acid job	1/1/2013	$17,000	$14,535	2/1/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
Dowis #1	Perth	Perth	C NE SW Sec 12 T33S R2W	SWD	convert to SWD	1/1/2013		$0	2/10/2013	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Helsel #3-1	South Haven	South Haven	SE SE NE Sec 3 T35S R1W	Wilcox	New Drill	1/1/2013	$195,540	$195,540	2/1/2013	100.0000%	100.0000%	79.0000%	79.0000%	79.0000%
Rusk #2	South Haven	South Haven	SW SE NE Sec 3 T35S R1W		install ESP	1/1/2013	$166,611	$166,611	2/1/2013	100.0000%	100.0000%	79.0000%	79.0000%	79.0000%
Yearout #1 SWD	South Haven	South Haven	SW SW NW Sec 2 T35S R1W	SWD	washdown & deepen for SWD	1/1/2013	$175,189	$175,189	2/1/2013	100.0000%	100.0000%	79.0000%	79.0000%	79.0000%
Furthmyer #13	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 NE SE NW	Arbuckle	Acid job, checmial treatment	1/4/2013	$10,000	$10,000	2/4/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Furthmyer #7	Gorham	Gorham - Furth/Neid	SW NE NW Sec 23 T14S R15W		MIT for KCC Compliance, instal PU	1/4/2013	$100,000	$100,000	2/4/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
HEG Whitten #12-3	Perth	Perth	NW SE NW Sec 12 T33S R2W	Wilcox	completion as prodcuer	1/7/2013		$0	1/20/2013	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
HEG Whitten #12-2	Perth	Perth	SE SE NEW Sec 12 T33S R2W	Wilcox	acid job	1/10/2013	$15,000	$15,000	1/20/2013	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
Boxberger B #2	Gorham	Gorham - Boxberger	13S 14W Sec 32 SE SW NW	Arbuckle	MIT for KCC Compliance, instal PU	1/15/2013	$70,000	$70,000	2/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Furthmyer #6	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 NE NW NW	Arbuckle	Acid job, checmial treatment	1/15/2013	$10,000	$10,000	2/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Ehrlich B #3	Gorham	Gorham - Boxberger	SE NE NW Sec 31 T13S R14W	Arbuckle	MIT for KCC Compliance, instal PU	2/1/2013	$87,500	$87,500	3/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Ehrlich B #5	Gorham	Gorham - Boxberger	NE SE NW Sec 31 T13S R14W	Arbuckle	MIT for KCC Compliance, instal PU	2/1/2013	$100,000	$100,000	3/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
HEG Wyckoff #12-2	Perth	Perth	N/2 N/2 SE Sec 12 T33S R2W	Wilcox	acid job	2/1/2013	$15,000	$15,000	2/15/2013	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Yearout #2-1	South Haven	South Haven	NW NW SW Sec 2 T35S R1W	Wilcox	New Drill	2/1/2013	$476,147	$476,147	3/1/2013	100.0000%	100.0000%	79.0000%	79.0000%	79.0000%
Hoffman #4	Trapp	Hoffman	15S 14W Sec 26 C N/2 SE SE	Arbuckle	acid job	2/15/2013	$10,000	$10,000	1/1/2010	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Hoffman #1	Trapp	Hoffman	15S 14W Sec 26 NE SE SE		MIT for KCC Compliance	3/1/2013	$7,000	$7,000	4/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Prescott #2	Koelsch	Koelsch	NE NW SE Sec 25 T24S R14W	Arbuckle	Re-Work, Polymer or ESP	3/1/2013	$140,000	$119,700	4/1/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
Prescott #5	Koelsch	Koelsch	E/2 NW SE Sec 25 T24S R14W	Lansing	Recomplete	3/1/2013	$100,000	$85,500	4/1/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
RFO Meyer #25-1	Koelsch	Koelsch	SW SW SE Sec 25 T24S R14W	Arbuckle	New Drill	3/1/2013	$476,147	$407,106	4/1/2013	85.5000%	85.5000%	68.8275%	68.8275%	80.5000%
RFO Prescott #25-6	Koelsch	Koelsch	SE NW SE Sec 25 T24S R14W	Arbuckle	Polymer and VBS or ESP	3/1/2013	$125,000	$106,875	4/1/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
Furthmyer #5	Gorham	Gorham - Furth/Neid			MIT for KCC Compliance	3/15/2013	$35,000	$35,000	4/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Neidenthal #12	Gorham	Gorham - Furth/Neid			MIT for KCC Compliance	3/15/2013	$35,000	$35,000	4/15/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
Bull #2-16	Bull	Bull	NW SW SW Sec 16 T28N R1W	Wilcox	Shut-in - 10 MCFD	4/1/2013	$10,000	$9,500	5/1/2013	95.0000%	95.0000%	74.1000%	74.1000%	78.0000%
Ona #1	Bull	Bull	NE SW SE Sec 16 T28N R1W	SWD	MIT & Bond SWD	4/1/2013	$5,500	$5,225	5/1/2013	95.0000%	95.0000%	74.1000%	74.1000%	78.0000%
Boxberger A #5L	Gorham	Gorham - Boxberger	13S 14W Sec 32 C NW NW	Arbuckle	Polymer treatment & VBS	4/1/2013	$105,000	$105,000	5/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Furthmyer #11 SWD	Gorham	Gorham - Furth/Neid	SE SE NW Sec 23 T14S R15W	SWD	Rework & repermit SWD	4/1/2013	$65,600	$65,600	5/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #23-13	Gorham	Gorham - Furth/Neid	NE NW NE Sec 23 T14S R15W	Arbuckle	New Drill	4/1/2013	$476,147	$476,147	5/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Helsel #3-2	South Haven	South Haven	NE SE NE Sec 3 T35S R1W	Wilcox	New Drill	4/1/2013	$476,147	$476,147	5/1/2013	100.0000%	100.0000%	79.0000%	79.0000%	79.0000%
Furthmyer #1	Gorham	Gorham - Furth/Neid	14S 15W Sec 22 NE NE NE	Arbuckle	Re-Work - Deepen	5/1/2013	$245,610	$245,610	6/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Furthmyer #2	Gorham	Gorham - Furth/Neid	14S 15W Sec 23 N/2 NE NW	Arbuckle	Re-Work - Deepen	5/1/2013	$245,610	$245,610	6/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #14-2	Gorham	Gorham - Furth/Neid	SE SE Sec 14 T14S R15W	Arbuckle	New Drill	5/1/2013	$476,147	$476,147	6/1/2013	100.0000%	100.0000%	83.5000%	83.5000%	83.5000%
RFO Whitten #12-4	Perth	Perth	C NE NW Sec 12 T33S R2W	Wilcox	New Drill	5/1/2013	$476,147	$476,147	6/1/2013	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%

Neidenthal #10H	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 SE SW NE	Gorham Sand	Re-Work -Laterals	5/15/2013	$245,610	$245,610	6/15/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
Neidenthal #5	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 NW SW NE	Arbuckle	Re-Work -Deepen	5/15/2013	$245,610	$245,610	6/15/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
Neidenthal #9	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 SW NW NE	Arbuckle	Re-Work -Deepen	5/15/2013	$245,610	$245,610	6/15/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
RFO Koelsch #25-2	Koelsch	Koelsch	C SW SW Sec 25 T24S R14W	Arbuckle	New Drill	5/15/2013	$476,147	$407,106	6/15/2013	85.5000%	85.5000%	67.5450%	67.5450%	79.0000%
Furthmyer #13	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 NE SE NW	Arbuckle	Re-Work -Deepen	6/1/2013	$245,610	$245,610	7/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Furthmyer #6	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 NE NW NW	Arbuckle	Re-Work -Deepen	6/1/2013	$245,610	$245,610	7/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Furthmyer #23-20 .was F-B #6.	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 S/2 NW	Arbuckle	New Drill	6/1/2013	$476,147	$476,147	7/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #23-16	Gorham	Gorham -Furth/Neid	C NE SE Sec 23 T14S R15W	Arbuckle	New Drill	6/1/2013	$476,147	$476,147	7/1/2013	100.0000%	100.0000%	83.5000%	83.5000%	83.5000%
RFO Niedenthal #23-17H	Gorham	Gorham -Furth/Neid	NW SW SE Sec 23 T14S R15W	Gorham Sand	New Drill	6/1/2013	$476,147	$476,147	7/1/2013	100.0000%	100.0000%	83.5000%	83.5000%	83.5000%
Hoffman #5	Trapp	Hoffman	Sec 23 T14S R15W		MIT for KCC Compliance	6/1/2013	$35,000	$35,000	7/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Neidenthal #1	Gorham	Gorham -Furth/Neid	14S 15W Sec 23 SE SE SW	Arbuckle	Re-Work -PU	6/15/2013	$31,415	$31,415	7/15/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Neidenthal #11	Gorham	Gorham -Furth/Neid	SW SW NE Sec 23 T14S R15W	Arbuckle	Re-Work -Deepen	6/15/2013	$245,610	$245,610	7/15/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
RFO Amos #22-1 SWD	Gorham	Gorham -Furth/Neid	C SE SE Sec 22 T14S R15W	SWD	New Drill SWD	6/15/2013	$332,137	$332,137	7/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Gorham #27 SWD	Gorham	Gorham -Furth/Neid	NW NW NW Sec 23 T14S R15W	SWD	New Drill SWD	7/1/2013	$332,137	$332,137	8/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #23-14H	Gorham	Gorham -Furth/Neid	C NE Sec 23 T14S R15W	Gorham Sand	New Drill	7/1/2013	$476,147	$476,147	8/1/2013	100.0000%	100.0000%	82.2500%	82.2500%	82.2500%
Boxberger B #1	Gorham	Gorham -Boxberger	13S 14W Sec 32 NW SW NW	Arbuckle	Re-Work	7/15/2013	$245,610	$245,610	8/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Boxberger B #2	Gorham	Gorham -Boxberger	13S 14W Sec 32 SE SW NW	Arbuckle	Re-Work	7/15/2013	$245,610	$245,610	8/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Ehrlich B #3	Gorham	Gorham -Boxberger	SE NE NW Sec 31 T13S R14W	Arbuckle	Re-Work -Deepen	7/15/2013	$245,610	$245,610	8/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Boxberger A #2	Gorham	Gorham -Boxberger	13S 14W Sec 32 SE NW NW	Arbuckle	Re-Work -Laterals	8/1/2013	$245,610	$245,610	9/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Ehrlich B #5	Gorham	Gorham -Boxberger	NE SE NW Sec 31 T13S R14W	Arbuckle	Re-Work -Deepen	8/1/2013	$245,610	$245,610	9/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Boxberger #32-1 .Boxberger B #3.	Gorham	Gorham -Boxberger	13S 14W Sec 32 C SW NW	Lansing	New Drill	8/1/2013	$476,147	$476,147	9/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Koelsch #25-3 H	Koelsch	Koelsch	SW SW SW Sec 25 T24S R14W	Mississippi	New Drill Hori.ontal	8/1/2013	$3,000,000	$2,565,000	9/1/2013	85.5000%	85.5000%	67.5717%	67.5717%	79.0313%
RFO Koelsch #25-7 H	Koelsch	Koelsch	NE NE NE Sec 25 T24S R14W	Mississippi	New Drill Hori.ontal	8/1/2013	$3,000,000	$2,565,000	9/1/2013	85.5000%	85.5000%	67.5450%	67.5450%	79.0000%
Mai E #2	Gorham	Gorham -Boxberger	NE SE SE Sec 34 T13S R15W	Arbuckle	Re-Work -Deepen	8/15/2013	$245,610	$245,610	9/15/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Hoffman #1	Trapp	Hoffman	15S 14W Sec 26 C N/2 SE SE	Arbuckle	Polymer treatment	8/15/2013	$100,000	$100,000	9/15/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Ehrlich #31-6	Gorham	Gorham -Boxberger	C W/2 NW Sec 31 T13S R14W	Arbuckle	New Drill	9/1/2013	$476,147	$476,147	10/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Ehrlich #31-7	Gorham	Gorham -Boxberger	C S/2 NW Sec 31 T13S R14W	Arbuckle	New Drill	9/1/2013	$476,147	$476,147	10/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Hoffman #5	Trapp	Hoffman	15S 14W Sec 26 NE NW SE	Arbuckle	Re-Work -Deepen	9/1/2013	$245,610	$245,610	10/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Hoffman #26-1	Trapp	Hoffman	SW SW SE Sec 26 T15S R14W	Arbuckle	New Drill	9/1/2013	$476,147	$476,147	10/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Bull #2-16	Bull	Bull	NW SW SW Sec 16 T28N R1W	Arbuckle	rework & deepen	10/1/2013	$245,610	$233,330	11/1/2013	95.0000%	95.0000%	74.1000%	74.1000%	78.0000%
RFO Mai #34-3	Gorham	Gorham -Boxberger	NW SE Sec 34 T13S R15W	Arbuckle	New Drill	10/1/2013	$476,147	$476,147	11/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Mai #34-4	Gorham	Gorham -Boxberger	SE SE Sec 34 T13S R15W	Arbuckle	New Drill	10/1/2013	$476,147	$476,147	11/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
Hoffman #4	Trapp	Hoffman	15S 14W Sec 26 NE SE SE	Arbuckle	Polymer Treatment	10/1/2013	$175,000	$175,000	11/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Hoffman #26-2	Trapp	Hoffman	SE SE SE Sec 26 T15S R14W	Arbuckle	New Drill	10/1/2013	$476,147	$476,147	11/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Mai #34-5	Gorham	Gorham -Boxberger	NE SE Sec 34 T13S R15W	Arbuckle	New Drill	11/1/2013	$476,147	$476,147	12/1/2013	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Hoffman #26-3	Trapp	Hoffman	C W/2 SE Sec 26 T15S R14W	Arbuckle	New Drill	11/1/2013	$476,147	$476,147	12/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Hoffman #26-5 SWD	Trapp	Hoffman	NW NW SE Sec 26 T15S R14W	SWD	New Drill SWD	11/1/2013	$332,137	$332,137	12/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Furthmyer #22-2	Gorham	Gorham -Furth/Neid	C SE NE Sec 22 T14S R15W	Arbuckle	New Drill	12/1/2013	$476,147	$476,147	1/1/2014	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Gorham #28 SWD	Gorham	Gorham -Furth/Neid	Sec 14 T14S R15W	SWD	New Drill SWD	12/1/2013	$332,137	$332,137	1/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Hoffman #26-4	Trapp	Hoffman	C NE SE Sec 26 T15S R14W	Arbuckle	New Drill	12/1/2013	$476,147	$476,147	1/1/2014	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Furthmyer #23-15	Gorham	Gorham -Furth/Neid	C SW NW Sec 23 T14S R15W	Arbuckle	New Drill	1/1/2014	$476,147	$476,147	2/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #14-1	Gorham	Gorham -Furth/Neid	SW SE Sec 14 T14S R15W	Arbuckle	New Drill	1/1/2014	$476,147	$476,147	2/1/2014	100.0000%	100.0000%	83.5000%	83.5000%	83.5000%
RFO Koelsch #25-4 SWD	Koelsch	Koelsch	C NW SW Sec 25 T24S R14W	SWD	New Drill SWD	1/1/2014	$332,137	$283,977	2/1/2014	85.5000%	85.5000%	67.5450%	67.5450%	79.0000%
RFO Furthmyer #23-16	Gorham	Gorham -Furth/Neid	C NW SW Sec 23 T14S R15W	Arbuckle	New Drill	2/1/2014	$476,147	$476,147	3/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #23-15	Gorham	Gorham -Furth/Neid	C SE NE Sec 23 T14S R15W	Arbuckle	New Drill	2/1/2014	$476,147	$476,147	3/1/2014	100.0000%	100.0000%	83.3500%	83.3500%	83.3500%
RFO Perth #12-5 H	Perth	Perth	NW NW NW Sec 12 T33S R2W	Mississippi	New Drill Hori.ontal	2/1/2014	$3,000,000	$2,550,000	3/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Furthmyer #23-18	Gorham	Gorham -Furth/Neid	C NW SE Sec 23 T14S R15W	Arbuckle	New Drill	3/1/2014	$476,147	$476,147	4/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Gorham #29 SWD	Gorham	Gorham -Furth/Neid	Sec 23 T14S R15W	SWD	New Drill SWD	3/1/2014	$332,137	$332,137	4/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Perth #12-6 H	Perth	Perth	SE SE SE Sec 12 T33S R2W	Mississippi	New Drill Hori.ontal	3/1/2014	$3,000,000	$2,550,000	4/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Furthmyer #23-17	Gorham	Gorham -Furth/Neid	C NE SW Sec 23 T14S R15W	Arbuckle	New Drill	4/1/2014	$476,147	$476,147	5/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Niedenthal #23-20	Gorham	Gorham -Furth/Neid	C SE SW Sec 23 T14S R15W	Arbuckle	New Drill	4/1/2014	$476,147	$476,147	5/1/2014	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
RFO Helsel #3-5 H	South Haven	South Haven	NW SW NE Sec 3 T35S R1W	Mississippi	New Drill Hori.ontal	4/1/2014	$3,000,000	$3,000,000	5/1/2014	100.0000%	100.0000%	79.0000%	79.0000%	79.0000%
RFO Furthmyer #23-19	Gorham	Gorham -Furth/Neid	C SE SE Sec 23 T14S R15W	Arbuckle	New Drill	5/1/2014	$476,147	$476,147	6/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%
RFO Gorham #30 SWD	Gorham	Gorham -Furth/Neid	Sec 23 T14S R15W	SWD	New Drill SWD	5/1/2014	$332,137	$332,137	6/1/2014	100.0000%	100.0000%	80.0000%	80.0000%	80.0000%

RFO Niedenthal #23-21	Gorham	Gorham -Furth/Neid	N/2 SW SW Sec 23 T14S R15W	Arbuckle	New Drill	5/1/2014	$476,147	$476,147	6/1/2014	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
HEG Wyckoff #12-3	Perth	Perth	C W/2 NW SE Sec 12 T33S R2W	Wilcox	New Drill	6/1/2014	$476,147	$404,725	7/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
HEG Wyckoff #12-4 SWD	Perth	Perth	Sec 12 T33S R2W	Arbuckle	New Drill SWD	6/1/2014	$332,137	$282,316	7/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Moon #12-1	Perth	Perth	NE NE SW Sec 12 T33S R2W	Wilcox	New Drill	6/1/2014	$476,147	$404,725	7/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Moon #12-2	Perth	Perth	C NW SW Sec 12 T33S R2W	Wilcox	New Drill	7/1/2014	$476,147	$404,725	8/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Whitten #12-5	Perth	Perth	C NW NW Sec 12 T33S R2W	Wilcox	New Drill	7/1/2014	$476,147	$404,725	8/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Whitten #12-6	Perth	Perth	C SW NW Sec 12 T33S R2W	Wilcox	New Drill	7/1/2014	$476,147	$404,725	8/1/2014	85.0000%	85.0000%	66.3000%	66.3000%	78.0000%
RFO Niedenthal #14-3	Gorham	Gorham -Furth/Neid	NW SE Sec 14 T14S R15W	Arbuckle	New Drill	8/1/2014	$476,147	$476,147	9/1/2014	100.0000%	100.0000%	83.5000%	83.5000%	83.5000%
RFO Niedenthal #14-4	Gorham	Gorham -Furth/Neid	NE SE Sec 14 T14S R15W	Arbuckle	New Drill	8/1/2014	$476,147	$476,147	9/1/2014	100.0000%	100.0000%	83.5000%	83.5000%	83.5000%
RFO Anderson #12-1	Koelsch	Koelsch	S/2 SW NE Sec 25 T24S R14W	Arbuckle	New Drill	8/1/2014	$476,147	$407,106	9/1/2014	85.5000%	85.5000%	68.8275%	68.8275%	80.5000%
RFO Anderson #12-2	Koelsch	Koelsch	S/2 SE NE Sec 25 T24S R14W	Arbuckle	New Drill	9/1/2014	$476,147	$407,106	10/1/2014	85.5000%	85.5000%	68.8275%	68.8275%	80.5000%
Wasatch National Forest Well #16-15	Graham Reservoir	Graham Reservoir		Muddy/Dakota	Clean up & turn on	12/26/2012	$75,000	$75,000	12/31/2012	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Wasatch National Forest Well #16-15	Graham Reservoir	Graham Reservoir		Dakota/Frontier	recompletion	4/1/2013	$500,000	$500,000	6/1/2013	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%
Wasatch National Forest Well #17-16	Graham Reservoir	Graham Reservoir		Dakota, Frontier, Muddy	New Drill	6/1/2014	$3,500,000	$3,500,000	8/1/2014	100.0000%	100.0000%	78.0000%	78.0000%	78.0000%

1/17/2013	11:12:53PM			Economic One-Liners
Project Name :	Richfield YE2012 SEC				As of Date: 12/31/2012
Ownership Group : All Cases

		Gross Reserves		Net Reserves		Net Revenue			Expense		Cash Flow
Lease Name		Oil	Gas	Oil	Gas	Oil	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%
Risked / UnRisked		(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)

Proved Producing Rsv Class & Category		192.50	0.00	141.99	0.00	12,639.55	0.00	0.00	5,222.63	12.00	7,404.93	3,615.20
Boxberger No. A5L RE PDP		18.35	0.00	14.68	0.00	1,298.62	0.00	0.00	885.19	0.00	413.44	241.55
Furthmeyer E 6RE 13 PDP		21.50	0.00	17.20	0.00	1,521.28	0.00	0.00	656.67	0.00	864.61	425.26
Furthmeyer W 1RE PDP		20.54	0.00	16.02	0.00	1,417.36	0.00	0.00	492.67	0.00	924.69	425.65
Mai E #2		6.73	0.00	5.38	0.00	476.14	0.00	0.00	200.55	0.00	275.59	119.66
Niedenthal N 5RE & 11		22.47	0.00	18.48	0.00	1,634.92	0.00	0.00	403.93	12.00	1,218.99	558.22
Niedenthal No. 1RE PDP		11.51	0.00	8.98	0.00	793.87	0.00	0.00	340.28	0.00	453.60	206.58
Prescott No. 2 PDP		43.85	0.00	29.63	0.00	2,620.96	0.00	0.00	693.72	0.00	1,927.24	848.46
RFO Koelsch No. 25-1		0.13	0.00	0.09	0.00	7.69	0.00	0.00	7.74	0.00	-0.04	-0.04
HEG Whitten No. 12-2		38.11	0.00	25.26	0.00	2,300.28	0.00	0.00	1,223.68	0.00	1,076.59	633.82
HEG Wyckoff No. 12-2		8.54	0.00	5.66	0.00	515.57	0.00	0.00	268.20	0.00	247.38	153.32
Hoffman No. 4RE PDP		0.77	0.00	0.60	0.00	52.84	0.00	0.00	50.02	0.00	2.83	2.72

Proved Behind Pipe Rsv Class & Category		402.79	145.94	314.13	115.26	27,936.54	238.35	0.00	10,932.40	3,719.58	13,522.91	9,818.22
Boxberger No. B1-RE PBP		22.15	10.74	17.72	8.60	1,567.64	17.78	0.00	721.43	245.61	618.38	451.87
Boxberger No. B2 -RE PBP		22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.35	245.61	617.89	451.60
Erlich B 3RE PBP		22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	378.97	245.61	959.27	703.12
Erlich B 5RE PBP		22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	378.97	245.61	959.27	699.79
Furthmeyer No. 13RE PBP		22.08	10.71	17.67	8.57	1,562.73	17.72	0.00	321.65	245.61	1,013.19	752.46
Furthmeyer No.1RE PBP		22.08	10.71	17.23	8.35	1,523.66	17.28	0.00	714.83	245.61	580.50	431.83
Furthmeyer No.2RE PBP		22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.49	245.61	617.75	460.87
Furthmeyer No.6RE PBP		22.08	10.71	17.67	8.57	1,562.73	17.72	0.00	718.14	245.61	616.70	456.56
Mai E #2 PBP		21.49	0.00	17.19	0.00	1,520.42	0.00	0.00	162.94	245.61	1,111.88	793.53
Niedenthal #11RE PBP		15.26	0.00	12.55	0.00	1,109.85	0.00	0.00	352.78	245.61	511.46	123.26
Niedenthal No.10 L-RE PBP		20.38	9.89	16.77	8.13	1,482.96	16.82	0.00	713.98	245.61	540.18	398.32
Niedenthal No.5RE PBP		22.08	0.00	18.16	0.00	1,606.68	0.00	0.00	721.34	245.61	639.74	476.64
Niedenthal No.9RE PBP		20.38	9.89	16.77	8.13	1,482.96	16.82	0.00	713.98	245.61	540.18	398.32
Prescott No. 5RE PBP		22.13	10.73	14.96	7.25	1,322.79	15.00	0.00	322.67	85.50	929.61	734.37
RFO Prescott 25-6 PBP		3.47	0.00	2.35	0.00	207.46	0.00	0.00	133.52	0.00	73.94	64.33
HEG Whitten No. 12-3 PBP		39.58	0.00	26.24	0.00	2,389.18	0.00	0.00	1,156.06	0.00	1,233.12	856.65
RFO Helsel No. 3-1		40.69	19.73	32.15	15.59	2,926.81	32.24	0.00	1,273.39	195.54	1,490.12	1,231.65
Hoffman No. 5RE PBP		20.38	9.89	15.90	7.71	1,406.33	15.95	0.00	706.93	245.61	469.74	333.06

Proved Non-Producing Rsv Class & Category		120.19	4.20	90.44	3.36	7,903.81	6.94	0.00	4,381.25	489.78	3,039.73	2,185.40

Boxberger No. A2 Pnp		13.52	0.00	10.81	0.00	956.46	0.00	0.00	456.46	245.61	254.39	97.51

TRC Gross Eco One Liner3.rpt												1

1/17/2013	11:12:53PM	Economic One-Liners
Project Name :	Richfield YE2012 SEC	As of Date: 12/31/2012
Ownership Group : All Cases

Gross Reserves	Net Reserves	Net Revenue	Expense	Cash Flow
Lease Name	Oil	Gas	Oil	Gas	Oil	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%
Risked / UnRisked	(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
Furthmeyer No.7 PSI	8.66	4.20	6.92	3.36	612.46	6.94	0.00	455.13	100.00	64.27	49.79
Niedenthal No. 1RE PNP	9.86	0.00	7.69	0.00	680.52	0.00	0.00	325.38	31.42	323.72	164.25
WASATCH NATIONAL FOREST 16-15 - 16-15	52.01	0.00	40.57	0.00	3,444.16	0.00	0.00	2,018.26	75.00	1,350.90	1,136.71
Prescott No. 2 PNP	4.53	0.00	3.06	0.00	270.86	0.00	0.00	173.91	0.00	96.95	81.27
HEG Whitten No. 12-2 PNP	12.91	0.00	8.56	0.00	779.41	0.00	0.00	413.48	15.00	350.93	281.19
HEG Wyckoff No. 12-2 PNP	15.09	0.00	10.00	0.00	910.76	0.00	0.00	368.91	12.75	529.10	314.03
Hoffman No. 4RE PNP	3.61	0.00	2.82	0.00	249.18	0.00	0.00	169.70	10.00	69.47	60.66

Proved Undeveloped Rsv Class & Category	1,351.18	544.05	1,021.63	408.69	90,473.34	845.18	0.00	38,793.23	21,841.18	30,684.10	18,308.32

RFO BOXBERGER 32-1 (B3) RE-PUD	22.15	10.74	17.72	8.60	1,567.64	17.78	0.00	721.12	476.15	388.14	232.45
RFO Ehrlich #31-6 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.21	476.15	387.49	230.24
RFO Ehrlich #31-7 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.21	476.15	387.49	230.24
RFO Furthermyer 23-20	22.08	10.71	17.67	8.57	1,562.73	17.72	0.00	718.14	476.15	386.17	235.42
RFO Furthmyer #22-2 PUD	22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	717.92	476.15	350.18	196.98
RFO Furthmyer #23-15 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	721.40	476.15	386.29	221.80
RFO Furthmyer #23-16 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.63	476.15	387.07	220.79
RFO Furthmyer #23-17 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.49	476.15	387.21	217.20
RFO Furthmyer #23-18 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.63	476.15	387.07	218.86
RFO Furthmyer #23-19 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.49	476.15	387.21	215.31
RFO Mai #34-3 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.21	476.15	387.49	228.24
RFO Mai #34-4 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	720.21	476.15	387.49	228.24
RFO Mai #34-5 PUD	22.13	10.73	17.71	8.59	1,566.09	17.76	0.00	721.26	476.15	386.43	225.80
RFO Niedenthal #14-1 PUD	22.13	10.73	18.48	8.96	1,634.60	18.54	0.00	727.50	476.15	449.49	268.25
RFO Niedenthal #14-2 PUD	22.13	10.73	18.48	8.96	1,634.60	18.54	0.00	726.59	476.15	450.40	287.58
RFO Niedenthal #14-3 PUD	22.13	10.73	18.48	8.96	1,634.60	18.54	0.00	726.45	476.15	450.54	253.80
RFO Niedenthal #14-4 PUD	22.13	10.73	18.48	8.96	1,634.60	18.54	0.00	726.45	476.15	450.54	253.80
RFO Niedenthal #23-13 PUD	22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	717.00	476.15	351.10	211.37
RFO Niedenthal #23-14H PUD	20.38	9.89	16.77	8.13	1,482.96	16.82	0.00	713.89	476.15	309.74	173.94
RFO Niedenthal #23-15 PUD	22.13	10.73	18.45	8.95	1,631.67	18.50	0.00	726.46	476.15	447.56	264.90
RFO Niedenthal #23-16 PUD	22.13	10.73	18.48	8.96	1,634.60	18.54	0.00	726.45	476.15	450.54	285.36
RFO Niedenthal #23-17H	20.38	9.89	17.02	8.26	1,505.49	17.07	0.00	715.89	476.15	330.53	191.68
RFO Niedenthal #23-20 PUD	22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	717.00	476.15	351.10	191.29
RFO Niedenthal #23-21 PUD	22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	717.00	476.15	351.10	189.62
WASATCH NATIONAL FOREST 17-16 PUD - 16-15	229.44	0.00	178.96	0.00	15,193.69	0.00	0.00	3,951.91	3,500.00	7,741.77	3,957.41
RFO ANDERSON 12-1 PUD	22.13	10.73	15.23	7.39	1,347.37	15.28	0.00	616.64	407.11	338.90	184.87
RFO ANDERSON 12-2 PUD	22.13	10.73	15.23	7.39	1,347.37	15.28	0.00	616.52	407.11	339.02	183.46
RFO Koelsch No. 25-2 PUD	22.13	10.73	14.95	7.25	1,322.27	14.99	0.00	614.47	407.11	315.68	190.64

TRC Gross Eco One Liner3.rpt	2

1/17/2013	11:12:53PM			Economic One-Liners
Project Name :	Richfield YE2012 SEC				As of Date: 12/31/2012
Ownership Group : All Cases

		Gross Reserves		Net Reserves		Net Revenue			Expense		Cash Flow
Lease Name		Oil	Gas	Oil	Gas	Oil	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%
Risked / UnRisked		(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
RFO Meyer 25-1 PUD		22.13	10.73	15.23	7.39	1,347.37	15.28	0.00	616.88	407.11	338.66	212.94
HEG Wyckoff #12-3 PUD		59.80	29.00	39.65	19.23	3,609.70	39.76	0.00	1,872.65	404.72	1,372.08	826.21
RFO Moon #12-1 PUD		59.80	29.00	39.65	19.23	3,609.70	39.76	0.00	1,872.65	404.72	1,372.08	826.21
RFO Moon #12-2 PUD		59.80	29.00	39.65	19.23	3,609.70	39.76	0.00	1,872.77	404.72	1,371.96	819.11
RFO Whitten #12-5 PUD		52.09	25.26	34.53	16.75	3,144.25	34.64	0.00	1,346.05	404.72	1,428.11	948.24
RFO Whitten #12-6 PUD		52.09	25.26	34.53	16.75	3,144.25	34.64	0.00	1,346.05	404.72	1,428.11	948.24
RFO Whitten No. 12-4 PUD		52.09	25.26	34.53	16.75	3,144.25	34.64	0.00	1,346.44	404.72	1,427.72	1,065.39
RFO Helsel No. 3-2		40.69	19.73	32.15	15.59	2,926.81	32.24	0.00	1,273.64	476.15	1,209.26	928.60
RFO Yearout #2-1		40.69	19.73	32.15	15.59	2,926.81	32.24	0.00	1,273.79	476.15	1,209.11	944.20
RFO Hoffman No. 26-1 PUD		22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	716.72	476.15	351.38	202.79
RFO Hoffman No. 26-2 PUD		22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	716.72	476.15	351.38	201.02
RFO Hoffman No. 26-3 PUD		22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	717.78	476.15	350.32	198.80
RFO Hoffman No. 26-4 PUD		22.13	10.73	17.26	8.37	1,526.93	17.31	0.00	717.92	476.15	350.18	196.98

Proved Injection Rsv Class & Category		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Boxberger #2 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Boxberger A #3 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Johnson #2 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Hoffman #6		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Probable Behind Pipe Rsv Class & Category		1,427.41	843.23	1,134.38	660.13	100,059.08	1,365.14	0.00	29,401.70	733.33	71,289.19	46,167.04
Bull No. 2-16 PrBP		0.00	199.43	0.00	147.78	0.00	305.61	0.00	157.29	233.33	-85.01	-96.00
Boxberger No. A2 PrBP		39.17	19.00	31.33	15.20	2,771.49	31.43	0.00	748.26	0.00	2,054.66	1,301.34
Boxberger No. B1-RE PrBP		71.34	34.60	57.07	27.68	5,048.07	57.24	0.00	1,578.82	0.00	3,526.49	2,419.76
Boxberger No. B2-RE PrBP		71.34	34.60	57.07	27.68	5,048.07	57.24	0.00	1,578.82	0.00	3,526.49	2,419.76
Erlich B 3RE PrBP		95.75	46.44	76.60	37.15	6,775.11	76.83	0.00	1,500.41	0.00	5,351.52	3,154.23
Erlich B 5RE PrBP		95.75	46.44	76.60	37.15	6,775.11	76.83	0.00	1,498.65	0.00	5,353.29	3,140.40
Furthmeyer No. 13RE PrBP		80.54	39.06	64.43	31.25	5,699.02	64.62	0.00	1,159.16	0.00	4,604.48	2,777.02
Furthmeyer No.1RE PrBP		86.13	41.78	67.18	32.58	5,942.49	67.38	0.00	2,011.50	0.00	3,998.38	2,717.85
Furthmeyer No.2RE PrBP		86.55	41.98	69.24	33.58	6,124.21	69.45	0.00	2,045.67	0.00	4,147.98	2,807.71
Furthmeyer No.6RE PrBP		86.55	41.98	69.24	33.58	6,124.21	69.45	0.00	2,026.09	0.00	4,167.56	2,797.16
MAI E 2 PrBP		95.75	46.44	76.60	37.15	6,775.11	76.83	0.00	1,500.45	0.00	5,351.48	3,127.53
Niedenthal No.10 L-RE PrBP		86.99	42.19	71.55	34.70	6,328.49	71.76	0.00	1,953.13	0.00	4,447.13	2,976.26
Niedenthal No.11 RE PrBP		86.99	42.19	71.55	34.70	6,328.49	71.76	0.00	1,953.13	0.00	4,447.13	2,976.26
Niedenthal No.5RE PrBP		86.99	42.19	71.55	34.70	6,328.49	71.76	0.00	2,030.73	0.00	4,369.53	2,930.54
Niedenthal No.9RE PrBP		86.99	42.19	71.55	34.70	6,328.49	71.76	0.00	2,069.53	0.00	4,330.73	2,906.51
WASATCH NATIONAL FOREST 16-15 PrBP - 16-15		100.00	0.00	78.00	0.00	6,622.20	0.00	0.00	2,293.12	500.00	3,829.08	2,820.20

TRC Gross Eco One Liner3.rpt												3

1/17/2013	11:12:53PM			Economic One-Liners
Project Name :	Richfield YE2012 SEC				As of Date: 12/31/2012
Ownership Group : All Cases

		Gross Reserves		Net Reserves		Net Revenue			Expense		Cash Flow
Lease Name		Oil	Gas	Oil	Gas	Oil	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%
Risked / UnRisked		(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
Prescott No. 5RE PrBP		79.05	38.34	53.42	25.91	4,724.63	53.58	0.00	1,487.49	0.00	3,290.72	2,033.74
Hoffman No. 5RE PrBP		91.54	44.40	71.40	34.63	6,315.38	71.61	0.00	1,809.45	0.00	4,577.55	2,956.76

Probable Non-Producing Rsv Class & Category		143.54	8.24	106.22	6.43	9,464.79	13.30	0.00	3,299.50	773.19	5,405.40	4,155.73
Boxberger No. A5L RE PrNP		17.09	0.00	13.67	0.00	1,208.95	0.00	0.00	427.91	105.00	676.04	545.36
Prescott No. 2 PrNP		19.50	0.00	13.18	0.00	1,165.75	0.00	0.00	377.69	119.70	668.36	503.16
RFO Koelsch 25-1		19.50	0.00	12.86	0.00	1,137.90	0.00	0.00	368.62	0.00	769.28	619.69
RFO Prescott 25-6 PrNP		19.50	0.00	13.18	0.00	1,165.75	0.00	0.00	377.69	106.88	681.18	515.78
Rusk #2 PSI		33.80	0.00	26.70	0.00	2,431.32	0.00	0.00	909.47	166.61	1,355.23	1,013.02
Hoffman No. 1RE PrNP		17.00	8.24	13.26	6.43	1,172.59	13.30	0.00	420.59	100.00	665.29	518.56
Hoffman No. 4RE PrNP		17.14	0.00	13.37	0.00	1,182.54	0.00	0.00	417.52	175.00	590.01	440.17

Probable Undeveloped Rsv Class & Category		2,834.36	2,176.75	2,167.08	1,637.81	192,475.49	3,386.99	0.00	57,388.46	13,230.00	125,244.03	76,654.95
RFO Boxberger No. 32-1 (B3) PROB		74.72	36.24	59.78	28.99	5,287.45	59.96	0.00	891.06	0.00	4,456.35	2,580.30
RFO Ehrlich 31-6 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,486.27	0.00	3,202.65	2,224.85
RFO Ehrlich 31-7 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,486.27	0.00	3,202.65	2,224.85
RFO Furhtmyer 22-2 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,475.00	0.00	3,068.10	2,089.84
RFO Furhtmyer 23-15 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,525.05	0.00	3,163.87	2,129.68
RFO Furhtmyer 23-16 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,533.86	0.00	3,155.06	2,108.44
RFO Furhtmyer 23-17 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,553.12	0.00	3,135.80	2,062.76
RFO Furhtmyer 23-18 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,543.68	0.00	3,145.25	2,085.13
RFO Furhtmyer 23-19 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,562.82	0.00	3,126.10	2,039.85
RFO Furthmeyer 23-20		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,455.92	0.00	3,233.01	2,298.48
RFO Mai 34-3 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,495.97	0.00	3,192.95	2,200.58
RFO Mai 34-4 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,495.97	0.00	3,192.95	2,200.58
RFO Mai 34-5 PROB		65.52	31.78	52.42	25.42	4,636.35	52.57	0.00	1,505.48	0.00	3,183.45	2,177.25
RFO Niedenthal 14-1 PROB		66.20	32.11	55.28	26.81	4,889.31	55.44	0.00	1,594.52	0.00	3,350.23	2,240.27
RFO Niedenthal 14-2 PROB		66.20	32.11	55.28	26.81	4,889.31	55.44	0.00	1,517.24	0.00	3,427.51	2,440.74
RFO Niedenthal 14-3 PROB		66.20	32.11	55.28	26.81	4,889.31	55.44	0.00	1,662.38	0.00	3,282.37	2,077.08
RFO Niedenthal 14-4 PROB		66.20	32.11	55.28	26.81	4,889.31	55.44	0.00	1,662.38	0.00	3,282.37	2,077.08
RFO Niedenthal 23-13 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,396.46	0.00	3,146.64	2,280.19
RFO Niedenthal 23-14X PROB		65.97	31.99	54.26	26.32	4,799.13	54.42	0.00	1,481.73	0.00	3,371.82	2,424.74
RFO Niedenthal 23-15 PROB		66.17	32.09	55.16	26.75	4,878.55	55.32	0.00	1,504.70	0.00	3,429.17	2,461.94
RFO Niedenthal 23-16 PROB		66.20	32.11	55.28	26.81	4,889.31	55.44	0.00	1,507.54	0.00	3,437.21	2,467.06
RFO Niedenthal 23-17X PROB		66.20	32.11	55.28	26.81	4,889.31	55.44	0.00	1,507.54	0.00	3,437.21	2,467.06
RFO Niedenthal 23-20 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,396.46	0.00	3,146.64	2,280.19
RFO Niedenthal 23-21 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,396.46	0.00	3,146.64	2,280.19

TRC Gross Eco One Liner3.rpt
4

1/17/2013	11:12:53PM			Economic One-Liners
Project Name :	Richfield YE2012 SEC				As of Date: 12/31/2012
Ownership Group : All Cases

		Gross Reserves		Net Reserves			Net Revenue		Expense		Cash Flow
Lease Name		Oil	Gas	Oil	Gas	Oil	Gas	Other	& Tax	Invest.	Non-Disc.	Disc. 10%
Risked / UnRisked		(Mbbl)	(MMcf)	(Mbbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
RFO ANDERSON 12-1 PROB		65.62	31.83	45.17	21.91	3,995.07	45.30	0.00	1,370.64	0.00	2,669.73	1,699.41
RFO ANDERSON 12-2 PROB		65.62	31.83	45.17	21.91	3,995.07	45.30	0.00	1,378.66	0.00	2,661.71	1,680.97
RFO Koelsch No. 25-2 PROB		65.32	31.68	44.12	21.40	3,902.50	44.25	0.00	1,397.61	0.00	2,549.14	1,840.97
RFO Koelsch No. 25-3H PROB		145.84	70.73	98.55	47.80	8,716.50	98.84	0.00	2,052.77	2,565.00	4,197.57	1,233.71
RFO Koelsch No. 25-7H PROB		145.84	77.78	98.51	52.54	8,713.06	108.65	0.00	2,052.89	2,565.00	4,203.81	1,236.91
RFO MEYER 25-1 PROB		65.62	31.83	45.17	21.91	3,995.07	45.30	0.00	1,229.01	0.00	2,811.36	2,043.44
RFO PERTH #12-5H PROB - 12-5H		145.06	251.78	96.17	166.93	8,756.72	345.21	0.00	2,030.93	2,550.00	4,520.99	1,345.11
RFO PERTH #12-6H PROB - 12-6H		144.92	251.53	96.08	166.77	8,748.53	344.87	0.00	2,027.31	2,550.00	4,516.09	1,333.47
RFO Helsel No. 3-5H PROB		144.79	502.59	114.39	397.05	10,414.85	821.09	0.00	2,410.34	3,000.00	5,825.60	1,801.08
RFO Hoffman 26-3 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,465.13	0.00	3,077.97	2,113.21
RFO Hoffman 26-4 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,475.00	0.00	3,068.10	2,089.84
RFO Hoffman No. 26-1 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,444.68	0.00	3,098.42	2,160.03
RFO Hoffman No. 26-2 PROB		65.11	31.58	50.79	24.63	4,492.16	50.94	0.00	1,415.61	0.00	3,127.49	2,157.68

Probable Injection Rsv Class & Category		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,805.13	-2,805.13	-2,574.52
Ona #1		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	5.23	-5.23	-5.10
Furthmyer #11 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	65.60	-65.60	-63.99
RFO Amos #22-1 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	332.14	-332.14	-317.38
RFO Gorham #27 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	332.14	-332.14	-315.99
RFO Gorham #28 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	332.14	-332.14	-303.03
RFO Gorham #29 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	332.14	-332.14	-295.65
RFO Gorham #30 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	332.14	-332.14	-290.76
Prescott #4 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
RFO Koelsch #25-4 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	283.98	-283.98	-256.90
Dowis #1		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
HEG Wyckoff #12-4 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	282.32	-282.32	-245.05
Yearout #1 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	175.19	-175.19	-175.14
RFO Hoffman #26-5 SWD		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	332.14	-332.14	-305.53

TRC Gross Eco One Liner3.rpt

5

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Proved Producing Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

      As of :    12/31/2012

Est. Cum Oil (Mbbl) :	78.47
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.06	0.00	0.04	0.00	88.96	0.00	3.75	0.00	0.72	0.33	0.00	2.70	2.70
2013		16.27	0.00	11.98	0.00	89.05	0.00	1,066.93	0.00	177.79	94.12	12.00	783.01	746.04
2014		13.01	0.00	9.57	0.00	89.10	0.00	852.65	0.00	158.66	75.20	0.00	618.79	1,277.35
2015		11.19	0.00	8.22	0.00	89.12	0.00	732.80	0.00	142.20	64.62	0.00	525.98	1,685.86
2016		10.14	0.00	7.45	0.00	89.11	0.00	663.90	0.00	142.20	58.55	0.00	463.15	2,011.27
2017		9.29	0.00	6.83	0.00	89.10	0.00	608.51	0.00	142.20	53.67	0.00	412.64	2,273.54
2018		8.64	0.00	6.35	0.00	89.08	0.00	565.94	0.00	142.20	49.92	0.00	373.82	2,488.52
2019		8.10	0.00	5.96	0.00	89.07	0.00	530.95	0.00	142.20	46.83	0.00	341.92	2,666.44
2020		7.67	0.00	5.65	0.00	89.06	0.00	502.86	0.00	142.20	44.36	0.00	316.30	2,815.35
2021		7.26	0.00	5.35	0.00	89.05	0.00	476.25	0.00	142.20	42.02	0.00	292.03	2,939.74
2022		6.92	0.00	5.10	0.00	89.03	0.00	454.36	0.00	142.20	40.09	0.00	272.07	3,044.59
2023		6.63	0.00	4.89	0.00	89.02	0.00	435.11	0.00	142.20	38.39	0.00	254.52	3,133.35
2024		6.38	0.00	4.71	0.00	89.01	0.00	419.04	0.00	142.20	36.98	0.00	239.87	3,209.04
2025		6.12	0.00	4.52	0.00	89.00	0.00	402.20	0.00	142.20	35.49	0.00	224.51	3,273.13
2026		5.90	0.00	4.36	0.00	88.99	0.00	387.75	0.00	142.20	34.22	0.00	211.33	3,327.72

Rem.		68.93	0.00	51.01	0.00	88.93	0.00	4,536.55	0.00	2,063.79	400.48	0.00	2,072.28	287.48
Total	30.0	192.50	0.00	141.99	0.00	89.02	0.00	12,639.55	0.00	4,107.37	1,115.26	12.00	7,404.93	3,615.20
Ult.		270.97	0.00

Eco. Indicators
Return on Investment (disc) :	302.349	Present Worth Profile (M$)
Return on Investment (undisc) :	618.077	PW	5.00% :	4,892.96	PW	20.00% :	2,392.61
Years to Payout :	0.01	PW	8.00% :	4,037.43	PW	30.00% :	1,807.72
Internal Rate of Return (%) :	>1000	PW	10.00% :	3,615.20	PW	40.00% :	1,460.99
		PW	12.00% :	3,274.49	PW	50.00% :	1,229.21
		PW	15.00% :	2,872.60	PW	60.00% :	1,062.27

TRC Standard Eco.rpt

2

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Proved Behind Pipe Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.05
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	88.45	0.00	0.27	0.00	0.04	0.02	0.00	0.21	0.21
2013		72.30	27.54	56.11	21.66	89.14	2.07	5,046.06	0.00	746.26	442.92	3,719.58	137.31	38.29
2014		91.49	36.16	72.03	28.58	88.76	2.07	6,452.02	0.00	1,401.73	567.48	0.00	4,482.82	3,896.25
2015		69.04	27.30	54.35	21.57	88.73	2.07	4,867.05	0.00	1,401.73	428.14	0.00	3,037.19	6,258.54
2016		57.39	22.68	45.18	17.92	88.71	2.07	4,045.10	0.00	1,401.73	355.87	0.00	2,287.50	7,867.50
2017		49.71	19.64	39.13	15.51	88.70	2.07	3,503.05	0.00	1,401.73	308.21	0.00	1,793.11	9,008.18
2018		27.10	9.90	21.32	7.86	88.84	2.07	1,910.35	0.00	803.82	168.00	0.00	938.54	9,556.04
2019		4.88	1.08	3.65	0.85	90.44	2.07	331.76	0.00	175.50	28.96	0.00	127.30	9,622.66
2020		4.09	0.95	3.05	0.75	90.57	2.07	278.17	0.00	167.11	24.26	0.00	86.80	9,663.59
2021		3.31	0.70	2.46	0.55	90.58	2.07	224.33	0.00	138.50	19.57	0.00	66.26	9,691.85
2022		1.74	0.00	1.24	0.00	90.15	0.00	111.78	0.00	43.32	9.80	0.00	58.66	9,714.46
2023		1.65	0.00	1.17	0.00	90.14	0.00	105.56	0.00	43.32	9.26	0.00	52.99	9,732.95
2024		1.57	0.00	1.12	0.00	90.13	0.00	100.49	0.00	43.32	8.81	0.00	48.36	9,748.21
2025		1.49	0.00	1.06	0.00	90.11	0.00	95.56	0.00	43.32	8.38	0.00	43.86	9,760.73
2026		1.42	0.00	1.02	0.00	90.10	0.00	91.47	0.00	43.32	8.02	0.00	40.13	9,771.10

Rem.		15.61	0.00	11.25	0.00	89.98	0.00	1,011.86	0.00	601.18	88.79	0.00	321.88	47.12
Total	30.0	402.79	145.94	314.13	115.26	88.93	2.07	28,174.89	0.00	8,455.91	2,476.49	3,719.58	13,522.91	9,818.22
Ult.		402.84	145.94

Eco. Indicators
Return on Investment (disc) :	3.757	Present Worth Profile (M$)
Return on Investment (undisc) :	4.636	PW	5.00% :	11,442.50	PW	20.00% :	7,391.78
Years to Payout :	0.98	PW	8.00% :	10,425.50	PW	30.00% :	5,661.19
Internal Rate of Return (%) :	157.76	PW	10.00% :	9,818.22	PW	40.00% :	4,380.60
		PW	12.00% :	9,258.39	PW	50.00% :	3,410.49
		PW	15.00% :	8,495.09	PW	60.00% :	2,662.17

TRC Standard Eco.rpt

3

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Proved Non-Producing Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	9.87
Est. Cum Gas (MMcf) :	0.78
Est. Cum Water (Mbbl) :	1.55

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	88.45	0.00	0.28	0.00	0.04	0.02	0.00	0.21	0.21
2013		25.18	1.56	19.08	1.25	86.88	2.07	1,660.56	0.00	474.05	163.84	489.78	532.89	492.57
2014		22.34	1.21	17.03	0.97	86.86	2.07	1,480.83	0.00	531.06	145.96	0.00	803.81	1,184.23
2015		17.51	0.97	13.34	0.78	86.82	2.07	1,159.94	0.00	531.06	114.58	0.00	514.29	1,584.60
2016		13.52	0.46	10.27	0.37	86.76	2.07	891.64	0.00	476.82	88.49	0.00	326.33	1,814.51
2017		10.31	0.00	7.79	0.00	86.70	0.00	675.04	0.00	414.66	67.40	0.00	192.98	1,937.61
2018		6.33	0.00	4.72	0.00	87.33	0.00	411.93	0.00	264.58	40.11	0.00	107.25	1,999.45
2019		2.91	0.00	2.07	0.00	89.71	0.00	185.68	0.00	85.86	16.32	0.00	83.50	2,042.94
2020		2.65	0.00	1.88	0.00	89.70	0.00	169.05	0.00	85.86	14.86	0.00	68.34	2,075.15
2021		2.42	0.00	1.73	0.00	89.68	0.00	154.77	0.00	85.86	13.60	0.00	55.31	2,098.72
2022		2.17	0.00	1.55	0.00	89.70	0.00	139.02	0.00	81.57	12.22	0.00	45.23	2,116.17
2023		1.26	0.00	0.93	0.00	89.31	0.00	83.47	0.00	35.79	7.35	0.00	40.33	2,130.24
2024		1.18	0.00	0.88	0.00	89.30	0.00	78.70	0.00	35.79	6.93	0.00	35.98	2,141.60
2025		1.11	0.00	0.83	0.00	89.29	0.00	74.17	0.00	35.79	6.53	0.00	31.84	2,150.69
2026		1.06	0.00	0.79	0.00	89.28	0.00	70.37	0.00	35.79	6.20	0.00	28.38	2,158.02

Rem.		10.24	0.00	7.55	0.00	89.39	0.00	675.30	0.00	442.78	59.46	0.00	173.07	27.38
Total	30.0	120.19	4.20	90.44	3.36	87.39	2.07	7,910.75	0.00	3,617.36	763.89	489.78	3,039.73	2,185.40
Ult.		130.05	4.98

Eco. Indicators
Return on Investment (disc) :	5.616	Present Worth Profile (M$)
Return on Investment (undisc) :	7.206	PW	5.00% :	2,535.66	PW	20.00% :	1,711.46
Years to Payout :	0.52	PW	8.00% :	2,312.52	PW	30.00% :	1,392.88
Internal Rate of Return (%) :	334.59	PW	10.00% :	2,185.40	PW	40.00% :	1,159.14
		PW	12.00% :	2,071.73	PW	50.00% :	979.28
		PW	15.00% :	1,921.37	PW	60.00% :	836.59

TRC Standard Eco.rpt

4

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Proved Undeveloped Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013		81.60	39.58	62.78	30.45	89.48	2.07	5,679.95	0.00	933.44	497.04	10,265.73	-6,016.27	-5,772.45
2014		267.16	115.38	205.02	88.36	88.62	2.07	18,351.38	0.00	3,714.30	1,648.25	11,575.45	1,413.37	-4,826.28
2015		269.14	109.03	204.54	82.43	88.45	2.07	18,261.54	0.00	4,629.53	1,659.69	0.00	11,972.33	4,499.37
2016		201.51	83.81	153.76	63.71	88.48	2.07	13,736.47	0.00	4,629.53	1,242.74	0.00	7,864.20	10,035.60
2017		164.88	69.69	126.10	53.14	88.50	2.07	11,269.53	0.00	4,629.53	1,016.66	0.00	5,623.35	13,615.23
2018		124.76	52.34	95.30	39.85	88.52	2.07	8,517.65	0.00	3,912.94	769.28	0.00	3,835.42	15,830.46
2019		53.84	19.34	39.55	13.90	88.61	2.07	3,533.49	0.00	1,520.30	327.21	0.00	1,685.98	16,713.41
2020		34.18	10.77	24.57	7.39	88.71	2.07	2,194.90	0.00	972.24	207.03	0.00	1,015.63	17,192.25
2021		29.98	9.49	21.53	6.50	88.73	2.07	1,923.39	0.00	961.13	181.33	0.00	780.94	17,525.31
2022		23.99	7.15	17.00	4.75	88.44	2.07	1,513.58	0.00	747.58	144.13	0.00	621.87	17,765.26
2023		21.59	6.48	15.28	4.30	88.47	2.07	1,360.58	0.00	739.44	129.45	0.00	491.69	17,936.95
2024		18.45	5.39	13.09	3.57	88.36	2.07	1,164.05	0.00	664.05	111.17	0.00	388.83	18,059.80
2025		14.47	3.86	10.35	2.56	88.03	2.07	916.79	0.00	521.92	88.58	0.00	306.30	18,147.33
2026		11.98	3.00	8.62	1.99	87.82	2.07	761.11	0.00	442.62	74.08	0.00	244.42	18,210.55

Rem.		33.64	8.74	24.13	5.80	87.95	2.07	2,134.10	0.00	1,471.25	206.82	0.00	456.03	97.77
Total	17.5	1,351.18	544.05	1,021.63	408.69	88.56	2.07	91,318.51	0.00	30,489.78	8,303.45	21,841.18	30,684.10	18,308.32
Ult.		1,351.18	544.05

Eco. Indicators
Return on Investment (disc) :	1.998	Present Worth Profile (M$)
Return on Investment (undisc) :	2.518	PW	5.00% :	23,657.19	PW	20.00% :	10,861.97
Years to Payout :	2.33	PW	8.00% :	20,282.54	PW	30.00% :	6,103.91
Internal Rate of Return (%) :	55.23	PW	10.00% :	18,308.32	PW	40.00% :	2,954.14
		PW	12.00% :	16,522.65	PW	50.00% :	826.31
		PW	15.00% :	14,149.30	PW	60.00% :	-625.73

TRC Standard Eco.rpt

5

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Proved Injection Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

	Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest.	NonDisc. CF	Cum
	Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF

2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Rem.		0.00	0.00	0.00	0.00	0.00 0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.0	0.00	0.00	0.00	0.00	0.00 0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ult.		0.00	0.00
						Eco. Indicators
					Return on Investment (disc) :		0.000	Present Worth Profile (M$)
					Return on Investment (undisc) :		0.000	PW	5.00% :	0.00	PW	20.00% :	0.00
						Years to Payout :	0.00	PW	8.00% :	0.00	PW	30.00% :	0.00
					Internal Rate of Return (%) :		0.00	PW	10.00% :	0.00	PW	40.00% :	0.00
								PW	12.00% :	0.00	PW	50.00% :	0.00
								PW	15.00% :	0.00	PW	60.00% :	0.00

TRC Standard Eco.rpt

6

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Probable Behind Pipe Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013		111.73	63.85	88.35	49.72	87.98	2.07	7,876.09	0.00	131.55	712.39	733.33	6,298.82	5,799.02
2014		196.98	148.57	156.59	114.84	88.07	2.07	14,028.07	0.00	249.74	1,261.10	0.00	12,517.23	16,549.91
2015		161.76	108.55	128.67	84.39	88.08	2.07	11,508.01	0.00	249.74	1,034.34	0.00	10,223.93	24,494.01
2016		136.07	87.82	108.29	68.43	88.10	2.07	9,681.64	0.00	249.74	869.41	0.00	8,562.50	30,512.78
2017		115.52	73.57	91.96	57.39	88.12	2.07	8,222.24	0.00	562.38	737.46	0.00	6,922.41	34,918.69
2018		99.52	63.29	79.24	49.40	88.14	2.07	7,086.52	0.00	1,020.81	634.72	0.00	5,430.99	38,046.88
2019		86.58	48.44	68.95	38.09	88.17	2.07	6,158.16	0.00	1,392.81	550.96	0.00	4,214.39	40,242.17
2020		76.07	34.21	60.59	27.29	88.20	2.07	5,400.61	0.00	1,597.17	482.58	0.00	3,320.86	41,807.26
2021		62.67	30.40	50.00	24.25	88.45	2.07	4,472.31	0.00	1,402.84	393.64	0.00	2,675.84	42,947.87
2022		56.22	27.27	44.84	21.75	88.45	2.07	4,011.38	0.00	1,402.84	353.07	0.00	2,255.48	43,817.86
2023		50.62	24.55	40.37	19.58	88.45	2.07	3,611.18	0.00	1,402.84	317.84	0.00	1,890.50	44,477.75
2024		45.75	22.19	36.48	17.69	88.45	2.07	3,263.04	0.00	1,402.84	287.20	0.00	1,573.00	44,974.63
2025		41.14	19.95	32.80	15.91	88.45	2.07	2,933.70	0.00	1,402.84	258.21	0.00	1,272.65	45,338.36
2026		37.12	18.00	29.58	14.35	88.45	2.07	2,646.26	0.00	1,402.84	232.91	0.00	1,010.51	45,599.75

Rem.		149.67	72.59	117.66	57.06	88.45	2.07	10,525.00	0.00	6,478.56	926.37	0.00	3,120.07	567.29
Total	30.0	1,427.41	843.23	1,134.38	660.13	88.21	2.07	101,424.22	0.00	20,349.49	9,052.21	733.33	71,289.19	46,167.04
Ult.		1,427.41	843.23

Eco. Indicators
Return on Investment (disc) :	66.569	Present Worth Profile (M$)
Return on Investment (undisc) :	98.213	PW	5.00% :	56,456.94	PW	20.00% :	32,976.76
Years to Payout :	0.51	PW	8.00% :	49,873.89	PW	30.00% :	24,968.21
Internal Rate of Return (%) :	590.95	PW	10.00% :	46,167.04	PW	40.00% :	19,636.86
		PW	12.00% :	42,897.98	PW	50.00% :	15,861.06
		PW	15.00% :	38,664.35	PW	60.00% :	13,066.48

TRC Standard Eco.rpt

7

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Probable Non-Producing Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013		37.23	1.50	27.23	1.17	89.10	2.07	2,428.72	0.00	108.70	214.09	773.19	1,332.74	1,234.91
2014		27.50	2.25	20.57	1.75	88.95	2.07	1,833.72	0.00	175.29	161.70	0.00	1,496.73	2,526.97
2015		15.76	1.13	11.76	0.88	89.04	2.07	1,048.79	0.00	175.29	92.45	0.00	781.06	3,135.38
2016		11.23	0.76	8.37	0.60	89.08	2.07	747.01	0.00	175.29	65.83	0.00	505.89	3,491.59
2017		8.71	0.58	6.49	0.45	89.10	2.07	579.38	0.00	175.29	51.06	0.00	353.03	3,716.38
2018		7.14	0.46	5.32	0.36	89.11	2.07	474.66	0.00	175.29	41.82	0.00	257.54	3,864.74
2019		6.05	0.39	4.51	0.30	89.12	2.07	402.20	0.00	175.29	35.44	0.00	191.47	3,964.53
2020		5.26	0.33	3.92	0.26	89.13	2.07	349.92	0.00	175.29	30.83	0.00	143.80	4,032.34
2021		4.63	0.29	3.45	0.23	89.14	2.07	308.22	0.00	175.29	27.16	0.00	105.77	4,077.47
2022		4.15	0.26	3.09	0.20	89.14	2.07	276.06	0.00	175.29	24.32	0.00	76.45	4,106.99
2023		3.76	0.23	2.80	0.18	89.15	2.07	249.99	0.00	175.29	22.03	0.00	52.68	4,125.40
2024		2.60	0.05	1.90	0.04	89.39	2.07	169.54	0.00	116.20	14.92	0.00	38.41	4,137.54
2025		1.96	0.00	1.41	0.00	89.62	0.00	126.42	0.00	86.61	11.12	0.00	28.70	4,145.74
2026		1.82	0.00	1.31	0.00	89.62	0.00	117.32	0.00	86.61	10.32	0.00	20.39	4,151.02

Rem.		5.73	0.00	4.09	0.00	89.49	0.00	366.15	0.00	313.19	32.22	0.00	20.74	4.71
Total	18.1	143.54	8.24	106.22	6.43	89.10	2.07	9,478.09	0.00	2,464.21	835.29	773.19	5,405.40	4,155.73
Ult.		143.54	8.24

Eco. Indicators
Return on Investment (disc) :	6.555	Present Worth Profile (M$)
Return on Investment (undisc) :	7.991	PW	5.00% :	4,706.13	PW	20.00% :	3,344.33
Years to Payout :	0.44	PW	8.00% :	4,361.19	PW	30.00% :	2,772.55
Internal Rate of Return (%) :	381.68	PW	10.00% :	4,155.73	PW	40.00% :	2,345.63
		PW	12.00% :	3,967.06	PW	50.00% :	2,013.43
		PW	15.00% :	3,711.23	PW	60.00% :	1,747.00

TRC Standard Eco.rpt

8

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Probable Undeveloped Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013		141.86	69.43	108.97	53.28	88.45	2.07	9,748.69	0.00	93.83	858.00	5,130.00	3,666.85	3,308.48
2014		420.83	311.40	322.11	234.40	88.85	2.07	29,102.66	0.00	444.52	2,548.58	8,100.00	18,009.56	18,450.59
2015		351.23	257.00	270.16	194.59	88.77	2.07	24,385.53	0.00	370.97	2,136.53	0.00	21,878.03	35,464.83
2016		273.92	195.12	211.07	147.98	88.74	2.07	19,035.88	0.00	316.98	1,668.51	0.00	17,050.39	47,454.36
2017		225.31	159.14	173.70	120.76	88.73	2.07	15,661.88	0.00	389.08	1,372.96	0.00	13,899.84	56,294.75
2018		192.42	135.64	148.36	102.93	88.73	2.07	13,375.78	0.00	1,203.58	1,172.60	0.00	10,999.61	62,642.12
2019		168.24	118.70	129.70	90.07	88.72	2.07	11,694.05	0.00	3,792.41	1,025.16	0.00	6,876.48	66,223.64
2020		150.04	106.11	115.65	80.49	88.73	2.07	10,427.58	0.00	3,793.71	914.11	0.00	5,719.76	68,918.72
2021		134.61	95.55	103.73	72.45	88.73	2.07	9,353.29	0.00	3,786.83	819.90	0.00	4,746.56	70,942.10
2022		121.69	86.89	93.73	65.85	88.73	2.07	8,453.18	0.00	3,781.47	740.94	0.00	3,930.77	72,458.47
2023		110.24	79.37	84.85	60.10	88.74	2.07	7,654.32	0.00	3,777.06	670.85	0.00	3,206.42	73,577.88
2024		100.29	72.95	77.13	55.20	88.75	2.07	6,959.82	0.00	3,773.49	609.90	0.00	2,576.43	74,391.94
2025		90.88	66.91	69.83	50.57	88.76	2.07	6,302.78	0.00	3,770.16	552.23	0.00	1,980.38	74,958.13
2026		82.71	61.72	63.48	46.60	88.77	2.07	5,731.92	0.00	3,767.41	502.12	0.00	1,462.38	75,336.59

Rem.		270.08	360.84	194.61	262.55	89.57	2.07	17,975.13	0.00	7,177.79	1,556.77	0.00	9,240.56	1,318.36
Total	30.0	2,834.36	2,176.75	2,167.08	1,637.81	88.82	2.07	195,862.49	0.00	40,239.30	17,149.17	13,230.00	125,244.03	76,654.95
Ult.		2,834.36	2,176.75

Eco. Indicators
Return on Investment (disc) :	7.365	Present Worth Profile (M$)
Return on Investment (undisc) :	10.467	PW	5.00% :	96,010.92	PW	20.00% :	52,403.37
Years to Payout :	1.21	PW	8.00% :	83,565.99	PW	30.00% :	37,858.61
Internal Rate of Return (%) :	>1000	PW	10.00% :	76,654.95	PW	40.00% :	28,310.63
		PW	12.00% :	70,603.27	PW	50.00% :	21,689.51
		PW	15.00% :	62,811.53	PW	60.00% :	16,921.28

TRC Standard Eco.rpt

9

Date : 01/18/2013	9:02:15AM	ECONOMIC SUMMARY PROJECTION
Partner :	All Cases		Probable Injection Rsv Class & Category
Richfield YE2012 SEC
All Cases

Discount Rate :   10.00

As of :    12/31/2012

Est. Cum Oil (Mbbl) :	0.00
Est. Cum Gas (MMcf) :	0.00
Est. Cum Water (Mbbl) :	0.00

		Oil	Gas	Oil	Gas	Oil	Gas	Oil & Gas	Misc.	Costs	Taxes	Invest. NonDisc. CF		Cum
		Gross	Gross	Net	Net	Price	Price	Rev. Net	Rev. Net	Net	Net	Net	Annual	Disc. CF
Year		(Mbbl)	(MMcf)	(Mbbl)	(MMcf) ($/bbl) ($/Mcf)			(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
2012		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2013		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,574.56	-1,574.56	-1,486.15
2014		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,230.57	-1,230.57	-2,574.52
2015		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2016		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2017		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2018		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2019		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2020		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2021		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2022		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2023		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2024		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2025		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52
2026		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	-2,574.52

Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	17.0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,805.13	-2,805.13	-2,574.52
Ult.		0.00	0.00

Eco. Indicators
Return on Investment (disc) :	0.000	Present Worth Profile (M$)
Return on Investment (undisc) :	0.000	PW	5.00% :	-2,686.81	PW	20.00% :	-2,366.74
Years to Payout :	0.00	PW	8.00% :	-2,618.73	PW	30.00% :	-2,179.34
Internal Rate of Return (%) :	< 0	PW	10.00% :	-2,574.52	PW	40.00% :	-2,010.17
		PW	12.00% :	-2,531.22	PW	50.00% :	-1,857.30
		PW	15.00% :	-2,467.93	PW	60.00% :	-1,719.01

TRC Standard Eco.rpt

10